UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2014

Date of reporting period:	July 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNOPX

Putnam Multi-Cap Growth Fund

Semiannual report
12|31|13

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Multi-Cap Growth
Fund

Semiannual report
12 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	23

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Multi-Cap Growth Fund

# Seeking to harness the growth potential of U.S. companies

To find opportunities among thousands of stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by more than 14 years of industry experience, Rob seeks stocks of U.S. companies of all sizes that offer durable, long-term growth potential. He works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies with fundamental strength, a competitive edge, and the potential to produce strong profits.

"We probe, discuss, debate, and analyze global trends, providing fertile ground for our research process. We then scour the universe of U.S. stocks to find businesses that may profit from the themes we have identified."

Robert M. Brookby
Portfolio Manager

## Thematic research guides investment decisions

Together with a team of analysts, Rob researches problems and looks for solutions and trends that may lead to investment opportunities.

| | Problem/trend | Solution/theme | Investment opportunity |
|---|---|---|---|
| | Feeding a planet of 7 billion people | Improving agricultural productivity | Companies that can improve soil or crop yields |
| | Skyrocketing mobile Internet usage | Delivering next-generation bandwidth | Hardware, Internet, IT security, and software firms |

## Investment opportunities emerge from a wide array of themes

Putnam Multi-Cap Growth Fund
Delivering next-generation bandwidth
Building infrastructure
Anticipating the demands of an aging population
Innovating for a greener environment
Developing subsea oil field technology
Enabling e-commerce growth
Unlocking African energy reserves
Improving agricultural productivity

2 Multi-Cap Growth Fund

Multi-Cap Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Multi-Cap Growth Fund

Interview with your fund’s portfolio manager

Could you tell us about the investing environment for the six months ended December 31, 2013?

The equity market continued its impressive advance during the period, and for the 2013 calendar year, stocks delivered their best annual performance since the 1990s. Throughout 2013, major U.S. stock market indexes achieved and surpassed record highs several times, buoyed in part by economic growth. While an economic recovery appears to be under way, its pace has been slower than we would like. However, I believe this combination of not-too-fast, not-too-slow growth is what fueled the market rally.

During the past six months, stocks did encounter some volatility, particularly in October, as a result of the U.S. congressional budget debate and the 16-day partial shutdown of the federal government. Investors also remained anxious about the Federal Reserve Board’s plans to taper quantitative easing — the Fed’s bond-buying program that was designed to stimulate the economy. However, it is worth noting that the market responded favorably in late December when the Fed announced its first modest reduction in asset purchases.

How did the fund perform during the period?

The fund delivered a solid return for the period and also outperformed its benchmark, the Russell 3000 Growth Index. In addition,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Multi-Cap Growth Fund	5

the fund outperformed the average return for funds in its Lipper peer group, Multi-Cap Growth Funds.

What strategies or holdings contributed to fund performance?

The greatest contributor to fund returns for the period was our decision to not hold a position in technology giant IBM, which underperformed. While IBM is a growing company in some respects, its organic revenue growth is not compelling enough, in our view. Instead, within the technology sector, we have sought opportunities in companies that we believe offer more promising sales growth potential over the long term.

Our strategy of avoiding the stock of Microsoft was also beneficial. As with IBM, we are skeptical about the company’s growth prospects, particularly for its key products, the Windows operating system and Office software. At the same time, we don’t have a favorable view of the company’s decision to purchase Nokia’s handset business.

We continued to be pleased with the performance of Priceline.com, an online travel booking company that has been in the fund’s portfolio for several years. Hotels and airlines make their services accessible through the Priceline.com website, providing a convenient way for travelers to make plans via the Internet. The Priceline.com site serves as a convenient and efficient distribution arm for hotels worldwide, particularly smaller ones. Priceline’s business model also benefits from what we believe are powerful and sustainable long-term trends — increased global travel and the use of the Internet to research, plan, and book trips.

Allocations are shown as a percentage of the fund’s net assets as of 12/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Multi-Cap Growth Fund

Could you discuss some strategies or holdings that detracted from fund returns?

The top detractor for the period was the fund’s position in networking company Cisco Systems. This stock underperformed due to a considerable change in Cisco’s growth outlook, as the company recently forecast several quarters of negative growth for 2014. It appears this unexpected change in its growth prospects is the result of potential weakness in international markets, as customers grow concerned about security breaches. In addition, investors have become skeptical about the company’s management strategy and acquisition track record.

Also dampening returns for the period was the stock of Tile Shop Holdings, which declined largely in response to an investigation into the accounting practices of one of its China-based subsidiaries. We believe the issues will ultimately be resolved and should not have a long-term negative impact on the business. The stock remained in the portfolio at the close of the period.

Another detractor was our decision to hold an underweight position, relative to the benchmark, in MasterCard, which advanced considerably. We chose instead to maintain an overweight position in Visa, which also performed very well, but not as well as MasterCard.

As we enter 2014, what is your outlook for the markets and the economy?

After several years of solid stock market gains, I believe it is important to manage our

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Growth Fund	7

expectations for performance in the year ahead. While I don’t believe the double-digit, record-breaking returns of 2013 are sustainable, stocks may offer the potential for further gains, particularly if corporate earnings continue to improve.

I am also optimistic from a stock-selection perspective. While some would argue that it is difficult to find growth opportunities in today’s economy, I believe many companies are innovating in ways that will enable them to grow and capture additional market share. The key is to employ disciplined fundamental research and analysis to find companies with fundamental strength, a competitive edge, and the potential to produce strong profits.

Thank you, Rob, for this fund update.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert M. Brookby has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. Rob joined Putnam in 2008 and has been in the investment industry since 1999.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Multi-Cap Growth Fund

IN THE NEWS

The rate of inflation remains extremely subdued in the world’s developed economies, despite record monetary stimulus efforts by central banks. Economic growth may be improving, but prices for goods and services have stayed remarkably steady. In December, the U.S. core inflation figure, which excludes gas and food prices, rose by 0.1%, while the eurozone’s core rate estimate for January was 0.8% — sparking fears of deflation amid a still-fragile European economic recovery. Deflation — a decline in prices — can lead consumers to postpone major purchases, placing a drag on economic growth, as was the case in Japan for decades. Very low inflation can also be unhealthy, reflecting weak demand that curtails wages, corporate profits, and overall growth. U.S. inflation has been below the Fed’s target rate of 2% for most of the past two years. In Europe, the situation is more challenging, with European Central Bank (ECB) forecasts showing that subdued inflation will persist for some time, with an average 1.3% rate into 2015, well below the ECB’s target of 2%.

Multi-Cap Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.59%	11.31%	11.30%	11.30%	10.76%	10.76%	11.02%	10.85%	11.32%	11.83%

10 years	103.03	91.35	91.24	91.24	88.36	88.36	93.09	86.33	97.95	108.18
Annual average	7.34	6.70	6.70	6.70	6.54	6.54	6.80	6.42	7.07	7.61

5 years	137.62	123.96	128.88	126.88	128.96	128.96	131.65	123.55	134.59	140.62
Annual average	18.90	17.50	18.01	17.80	18.02	18.02	18.30	17.46	18.59	19.20

3 years	51.09	42.40	47.73	44.73	47.73	47.73	48.82	43.62	49.93	52.24
Annual average	14.75	12.50	13.89	13.11	13.89	13.89	14.17	12.82	14.45	15.04

1 year	36.28	28.44	35.27	30.27	35.27	34.27	35.61	30.86	35.91	36.63

6 months	22.21	15.19	21.75	16.75	21.73	20.73	21.88	17.62	22.05	22.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after 8 years.

10	Multi-Cap Growth Fund

Comparative index returns For periods ended 12/31/13

		Lipper Multi-Cap Growth
	Russell 3000 Growth Index	Funds category average*

Annual average (life of fund)	9.37%	10.33%

10 years	114.96	123.73
Annual average	7.95	8.25

5 years	154.68	150.81
Annual average	20.56	20.03

3 years	58.01	52.41
Annual average	16.47	15.02

1 year	34.23	35.03

6 months	19.60	20.70

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/13, there were 537, 521, 447, 393, 252, and 39 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.165		—	—	—		$0.019	$0.331

Capital gains	—		—	—	—		—	—

Total	$0.165		—	—	—		$0.019	0.331

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/13	$62.31	$66.11	$53.11	$56.37	$56.62	$58.67	$60.96	$65.37

12/31/13	75.98	80.62	64.66	68.62	69.01	71.51	74.38	79.65

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Multi-Cap Growth Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 6/30/13	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

Annualized expense ratio for
the six-month period ended
12/31/13*	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 12/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2013, to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.88	$10.06	$10.06	$8.67	$7.28	$4.48

Ending value (after expenses)	$1,222.10	$1,217.50	$1,217.30	$1,218.80	$1,220.50	$1,223.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Multi-Cap Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2013, use the following calculation method. To find the value of your investment on July 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$9.15	$9.15	$7.88	$6.61	$4.08

Ending value (after expenses)	$1,019.91	$1,016.13	$1,016.13	$1,017.39	$1,018.65	$1,021.17

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Growth Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Multi-Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2013, Putnam employees had approximately $438,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Growth Fund	15

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

16	Multi-Cap Growth Fund

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts.

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s previous management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in

Multi-Cap Growth Fund	17

executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these

18	Multi-Cap Growth Fund

funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

Multi-Cap Growth Fund	19

fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management

20	Multi-Cap Growth Fund

generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 531, 466 and 387 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

Multi-Cap Growth Fund	21

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	Multi-Cap Growth Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Growth Fund	23

The fund’s portfolio 12/31/13 (Unaudited)

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (4.8%)
Airbus Group NV (France)	224,858	$17,331,584

Astronics Corp. †	146,700	7,481,700

Astronics Corp. Class B S	29,340	1,489,005

B/E Aerospace, Inc. †	117,900	10,260,837

Honeywell International, Inc.	787,400	71,944,738

Precision Castparts Corp.	52,561	14,154,677

United Technologies Corp.	586,600	66,755,080

		189,417,621
Airlines (1.0%)
Delta Air Lines, Inc.	910,900	25,022,423

Spirit Airlines, Inc. †	308,300	13,999,903

		39,022,326
Auto components (1.4%)
Johnson Controls, Inc.	456,200	23,403,060

TRW Automotive Holdings Corp. †	418,682	31,145,754

		54,548,814
Automobiles (0.4%)
Tesla Motors, Inc. † S	100,500	15,113,190

		15,113,190
Beverages (2.6%)
Beam, Inc.	453,404	30,858,676

Brown-Forman Corp. Class B S	327,600	24,756,732

Coca-Cola Enterprises, Inc.	711,900	31,416,147

Monster Beverage Corp. †	213,000	14,435,010

		101,466,565
Biotechnology (6.0%)
Alkermes PLC †	308,500	12,543,610

BioMarin Pharmaceutical, Inc. †	215,900	15,171,293

Celgene Corp. †	326,300	55,131,648

Celldex Therapeutics, Inc. † S	143,700	3,478,977

Cubist Pharmaceuticals, Inc. † S	488,511	33,643,753

Gilead Sciences, Inc. †	1,206,558	90,672,834

Grifols SA ADR (Spain)	323,100	11,670,372

Vertex Pharmaceuticals, Inc. †	175,879	13,067,810

		235,380,297
Building products (0.9%)
Allegion PLC (Ireland) †	319,333	14,111,325

Fortune Brands Home & Security, Inc.	465,600	21,277,920

		35,389,245
Capital markets (1.8%)
Carlyle Group LP (The) (Partnership shares)	303,400	10,807,108

Charles Schwab Corp. (The)	1,691,200	43,971,200

KKR & Co. LP	672,400	16,366,216

		71,144,524
Chemicals (2.5%)
Agrium, Inc. (Canada) S	189,800	17,362,904

Celanese Corp. Ser. A	9,912	548,233

Chemtura Corp. †	848,100	23,678,952

Dow Chemical Co. (The)	558,300	24,788,520

Monsanto Co.	279,300	32,552,415

		98,931,024

24	Multi-Cap Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Commercial banks (0.8%)
Bancorp, Inc. (The) †	854,500	$15,304,095

PacWest Bancorp S	360,000	15,199,200

		30,503,295
Commercial services and supplies (1.1%)
KAR Auction Services, Inc.	735,374	21,730,302

MiX Telematics, Ltd. ADR (South Africa) † S	290,613	3,606,507

Tyco International, Ltd.	468,290	19,218,622

		44,555,431
Communications equipment (0.6%)
Cisco Systems, Inc.	511,700	11,487,665

Qualcomm, Inc.	137,935	10,241,674

		21,729,339
Computers and peripherals (6.3%)
Apple, Inc.	263,476	147,839,018

EMC Corp. S	988,300	24,855,745

Lenovo Group, Ltd. (China)	5,744,000	7,011,875

NetApp, Inc.	229,300	9,433,402

SanDisk Corp.	323,155	22,795,354

Western Digital Corp.	419,200	35,170,880

		247,106,274
Construction materials (0.3%)
Eagle Materials, Inc.	127,200	9,849,096

		9,849,096
Consumer finance (0.5%)
Discover Financial Services	355,900	19,912,605

		19,912,605
Containers and packaging (0.4%)
Sealed Air Corp.	505,989	17,228,925

		17,228,925
Diversified consumer services (0.4%)
Bright Horizons Family Solutions, Inc. †	384,262	14,117,786

		14,117,786
Diversified financial services (1.3%)
Bank of America Corp.	961,000	14,962,770

CME Group, Inc.	460,000	36,091,600

		51,054,370
Diversified telecommunication services (0.2%)
Iridium Communications, Inc. † S	1,032,606	6,464,114

		6,464,114
Electrical equipment (0.6%)
AMETEK, Inc.	421,100	22,179,337

		22,179,337
Electronic equipment, instruments, and components (0.4%)
Hollysys Automation Technologies, Ltd. (China) † S	891,300	16,872,309

		16,872,309
Energy equipment and services (1.6%)
Dresser-Rand Group, Inc. †	125,400	7,477,602

Halliburton Co.	364,800	18,513,600

Oil States International, Inc. †	147,092	14,962,198

Schlumberger, Ltd.	260,500	23,473,655

		64,427,055
Food and staples retail (1.5%)
Costco Wholesale Corp.	159,300	18,958,293

CVS Caremark Corp.	555,700	39,771,449

		58,729,742

Multi-Cap Growth Fund	25

COMMON STOCKS (98.3%)* cont.	Shares	Value

Food products (1.0%)
Hillshire Brands Co.	283,900	$9,493,616

Mead Johnson Nutrition Co.	335,371	28,090,675

S&W Seed Co. † S	353,129	2,454,247

		40,038,538
Health-care equipment and supplies (2.5%)
Baxter International, Inc.	434,858	30,244,374

GenMark Diagnostics, Inc. † S	920,982	12,258,270

St. Jude Medical, Inc.	322,500	19,978,875

Tornier NV (Netherlands) †	315,400	5,926,366

Zimmer Holdings, Inc.	300,200	27,975,638

		96,383,523
Health-care providers and services (1.6%)
Catamaran Corp. †	584,224	27,738,956

Emeritus Corp. †	437,116	9,454,819

Express Scripts Holding Co. †	250,600	17,602,144

LifePoint Hospitals, Inc. †	149,500	7,899,580

		62,695,499
Hotels, restaurants, and leisure (4.0%)
Bloomin’ Brands, Inc. †	732,319	17,582,979

Hilton Worldwide Holdings, Inc. †	934,100	20,783,725

Marriott International, Inc. Class A	731,000	36,082,160

Merlin Entertainments PLC 144A (United Kingdom) †	1,433,336	8,485,379

Norwegian Cruise Line Holdings, Ltd. † S	392,796	13,932,474

Starbucks Corp.	217,100	17,018,469

Wyndham Worldwide Corp.	587,269	43,275,853

		157,161,039
Household durables (1.0%)
PulteGroup, Inc.	967,600	19,710,012

Whirlpool Corp.	115,400	18,101,644

		37,811,656
Independent power producers and energy traders (0.4%)
Calpine Corp. †	795,536	15,520,907

		15,520,907
Industrial conglomerates (0.7%)
Siemens AG (Germany)	201,877	27,583,241

		27,583,241
Insurance (1.3%)
American International Group, Inc.	286,700	14,636,035

Hartford Financial Services Group, Inc. (The)	708,300	25,661,709

Prudential PLC (United Kingdom)	445,521	9,971,217

		50,268,961
Internet and catalog retail (4.8%)
Amazon.com, Inc. †	103,000	41,075,370

Bigfoot GmbH (acquired 8/2/13, cost $3,495,144) (Private)
(Brazil) † ∆∆ F	159	2,714,593

Ctrip.com International, Ltd. ADR (China) † S	432,900	21,480,498

Groupon, Inc. † S	1,075,600	12,659,812

HomeAway, Inc. † S	476,800	19,491,584

HSN, Inc. S	171,600	10,690,680

Priceline.com, Inc. †	57,590	66,942,616

Qunar Cayman Islands, Ltd. ADR (China) † S	189,317	5,022,580

26	Multi-Cap Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Internet and catalog retail cont.
Zalando AG (acquired 9/30/13, cost $6,098,258) (Private)
(Germany) † ∆∆ F	136	$5,271,066

zulily, Inc. Class A †	56,862	2,355,793

		187,704,592
Internet software and services (7.7%)
Baidu, Inc. ADR (China) †	97,100	17,272,148

Blucora, Inc. †	482,162	14,059,844

eBay, Inc. †	827,100	45,399,519

Facebook, Inc. Class A †	883,700	48,303,042

Google, Inc. Class A †	146,348	164,013,667

Yandex NV Class A (Russia) † S	285,000	12,297,750

		301,345,970
IT Services (3.8%)
Cognizant Technology Solutions Corp. †	325,200	32,838,696

Computer Sciences Corp.	179,500	10,030,460

FleetCor Technologies, Inc. †	109,208	12,795,901

MasterCard, Inc. Class A	23,900	19,967,494

Visa, Inc. Class A S	334,500	74,486,460

		150,119,011
Leisure equipment and products (0.2%)
Sega Sammy Holdings, Inc. (Japan)	294,300	7,505,520

		7,505,520
Life sciences tools and services (1.4%)
PerkinElmer, Inc.	286,100	11,795,903

Thermo Fisher Scientific, Inc. S	370,153	41,216,537

		53,012,440
Machinery (1.2%)
TriMas Corp. †	636,306	25,382,246

Wabtec Corp.	275,200	20,439,104

		45,821,350
Marine (0.5%)
Kirby Corp. †	206,300	20,475,275

		20,475,275
Media (3.4%)
CBS Corp. Class B (non-voting shares)	557,100	35,509,554

Comcast Corp. Class A	391,000	20,318,315

DISH Network Corp. Class A †	162,600	9,417,792

Liberty Global PLC Class A (United Kingdom) †	403,800	35,934,162

Madison Square Garden Co. (The) Class A †	242,500	13,963,150

Rightmove PLC (United Kingdom)	66,361	3,021,863

Time Warner Cable, Inc.	36,800	4,986,400

Time Warner, Inc.	161,300	11,245,836

		134,397,072
Metals and mining (0.2%)
Constellium NV Class A (Netherlands) †	270,806	6,301,656

		6,301,656
Multiline retail (0.6%)
Dollar General Corp. †	382,791	23,089,953

		23,089,953

Multi-Cap Growth Fund	27

COMMON STOCKS (98.3%)* cont.	Shares	Value

Oil, gas, and consumable fuels (3.4%)
Anadarko Petroleum Corp.	234,164	$18,573,888

Energy Transfer Equity LP	243,700	19,920,038

EOG Resources, Inc.	136,500	22,910,160

Gulfport Energy Corp. †	226,000	14,271,900

Kodiak Oil & Gas Corp. †	1,500,300	16,818,363

QEP Resources, Inc.	621,500	19,048,975

Scorpio Tankers, Inc. (Monaco)	515,070	6,072,675

Suncor Energy, Inc. (Canada)	418,610	14,675,487

		132,291,486
Paper and forest products (0.5%)
International Paper Co.	390,400	19,141,312

		19,141,312
Personal products (0.4%)
Coty, Inc. Class A S	1,118,000	17,049,500

		17,049,500
Pharmaceuticals (5.2%)
AbbVie, Inc.	253,600	13,392,616

Actavis PLC †	352,100	59,152,800

Allergan, Inc.	298,000	33,101,840

AstraZeneca PLC ADR (United Kingdom)	280,000	16,623,600

Auxilium Pharmaceuticals, Inc. † S	466,200	9,668,988

Eli Lilly & Co.	454,100	23,159,100

Jazz Pharmaceuticals PLC †	215,367	27,256,848

Sanofi ADR (France) S	359,500	19,279,985

		201,635,777
Professional services (0.6%)
Nielsen Holdings NV	406,700	18,663,463

TrueBlue, Inc. †	224,800	5,795,344

		24,458,807
Real estate investment trusts (REITs) (0.7%)
American Tower Corp. R	230,402	18,390,688

Equity Lifestyle Properties, Inc. R	241,677	8,755,958

		27,146,646
Real estate management and development (0.9%)
CBRE Group, Inc. Class A †	762,200	20,045,860

RE/MAX Holdings, Inc. Class A †	472,639	15,157,533

		35,203,393
Road and rail (1.1%)
Genesee & Wyoming, Inc. Class A †	101,400	9,739,470

Union Pacific Corp.	186,600	31,348,800

		41,088,270
Semiconductors and semiconductor equipment (2.5%)
Applied Materials, Inc.	1,043,400	18,457,746

Fairchild Semiconductor International, Inc. †	723,900	9,664,065

Lam Research Corp. †	215,777	11,749,058

Magnachip Semiconductor Corp. (South Korea) †	827,774	16,141,593

Micron Technology, Inc. †	1,877,073	40,845,108

Ultratech, Inc. † S	53,136	1,540,944

		98,398,514

28	Multi-Cap Growth Fund

COMMON STOCKS (98.3%)* cont.			Shares	Value

Software (3.3%)
Electronic Arts, Inc. †			980,800	$22,499,552

Mentor Graphics Corp.			570,200	13,724,714

Oracle Corp.			810,200	30,998,252

Red Hat, Inc. †			619,900	34,739,196

SS&C Technologies Holdings, Inc. †			641,272	28,382,699

				130,344,413
Specialty retail (2.6%)
Bed Bath & Beyond, Inc. † S			148,887	11,955,626

Five Below, Inc. † S			331,700	14,329,440

Home Depot, Inc. (The)			437,700	36,040,218

Tile Shop Holdings, Inc. † S			665,459	12,024,844

TJX Cos., Inc. (The)			424,844	27,075,308

				101,425,436
Textiles, apparel, and luxury goods (1.4%)
Michael Kors Holdings, Ltd. (Hong Kong) †			275,500	22,367,845

NIKE, Inc. Class B			214,600	16,876,144

Tumi Holdings, Inc. † S			704,300	15,881,965

				55,125,954
Tobacco (1.3%)
Philip Morris International, Inc.			567,900	49,481,127

				49,481,127
Trading companies and distributors (0.7%)
WESCO International, Inc. † S			278,800	25,390,314

				25,390,314

Total common stocks (cost $3,052,270,016)				$3,840,560,436

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	1,682,858	$1,093,858

Total warrants (cost $1,699,687)				$1,093,858

U.S. TREASURY OBLIGATIONS (—%)*		Principal amount		Value

U.S. Treasury Bonds
4 5/8s, February 15, 2040 [i]			$162,000	$185,762
3 1/8s, February 15, 2042 [i]			129,000	112,736

Total U.S. treasury obligations (cost $298,498)				$298,498

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F			125,000	$—

Total convertible preferred stocks (cost $10,451,238)				$—

Multi-Cap Growth Fund	29

SHORT-TERM INVESTMENTS (9.1%)*	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.13%,
January 9, 2014 ∆	$342,000	$341,990

U.S. Treasury Bills with an effective yield of 0.11%,
July 24, 2014 ∆	278,000	277,879

U.S. Treasury Bills with effective yields ranging from 0.07%
to 0.10%, August 21, 2014 ∆	714,000	713,679

U.S. Treasury Bills zero %, January 16, 2014 [i]	141,000	141,000

Putnam Cash Collateral Pool, LLC 0.14% [d]	282,275,550	282,275,550

Putnam Short Term Investment Fund 0.08% L	69,302,565	69,302,565

SSgA Prime Money Market Fund 0.05% P	1,170,000	1,170,000

Total short-term investments (cost $354,222,512)		$354,222,663

TOTAL INVESTMENTS

Total investments (cost $3,418,941,951)		$4,196,175,455

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,908,887,125.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $7,985,659, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

30	Multi-Cap Growth Fund

At the close of the reporting period, the fund maintained liquid assets totaling $977,607 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/13 (aggregate face value $80,349,119) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	2/19/14	$22,551,231	$23,048,243	$497,012

UBS AG
	Euro	Sell	3/19/14	58,183,111	57,300,876	(882,235)

						$(385,223)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/13 (Unaudited)

			Payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
baskets	994,682	10/20/14	(1 month USD-	A basket	$699,232
			LIBOR-BBA plus	(DBVODSTB) of
			0.82%)	common stocks

baskets	299,387	9/15/14	(3 month USD-	A basket	(427,453)
			LIBOR-BBA plus	(DBCTPU6P) of
			0.36%)	common stocks

Total					$271,779

Multi-Cap Growth Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$769,487,970	$10,527,383	$7,985,659

Consumer staples	266,765,472	—	—

Energy	196,718,541	—	—

Financials	275,262,577	9,971,217	—

Health care	649,107,536	—	—

Industrials	470,466,392	44,914,825	—

Information technology	958,903,955	7,011,875	—

Materials	151,452,013	—	—

Telecommunication services	6,464,114	—	—

Utilities	15,520,907	—	—

Total common stocks	3,760,149,477	72,425,300	7,985,659

Convertible preferred stocks	—	—	—

U.S. Treasury obligations	—	298,498	—

Warrants	1,093,858	—	—

Short-term investments	70,472,565	283,750,098	—

Totals by level	$3,831,715,900	$356,473,896	$7,985,659

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(385,223)	$—

Total return swap contracts	—	271,779	—

Totals by level	$—	$(113,444)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32	Multi-Cap Growth Fund

Statement of assets and liabilities 12/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $277,061,376 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,067,363,836)	$3,844,597,340
Affiliated issuers (identified cost $351,578,115) (Notes 1 and 5)	351,578,115

Dividends, interest and other receivables	7,001,350

Receivable for shares of the fund sold	557,368

Receivable for investments sold	22,713,615

Unrealized appreciation on forward currency contracts (Note 1)	497,012

Unrealized appreciation on OTC swap contracts (Note 1)	699,232

Total assets	4,227,644,032

LIABILITIES

Payable for investments purchased	23,006,110

Payable for shares of the fund repurchased	2,924,537

Payable for compensation of Manager (Note 2)	1,683,209

Payable for custodian fees (Note 2)	21,749

Payable for investor servicing fees (Note 2)	667,465

Payable for Trustee compensation and expenses (Note 2)	2,292,627

Payable for administrative services (Note 2)	25,624

Payable for distribution fees (Note 2)	2,290,472

Unrealized depreciation on OTC swap contracts (Note 1)	427,453

Unrealized depreciation on forward currency contracts (Note 1)	882,235

Collateral on securities loaned, at value (Note 1)	282,275,550

Collateral on certain derivative contracts, at value (Note 1)	1,609,498

Other accrued expenses	650,378

Total liabilities	318,756,907

Net assets	$3,908,887,125

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,125,169,043

Undistributed net investment income (Note 1)	683,593

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	5,905,371

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	777,129,118

Total — Representing net assets applicable to capital shares outstanding	$3,908,887,125

(Continued on next page)

Multi-Cap Growth Fund	33

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,517,941,366 divided by 46,303,642 shares)	$75.98

Offering price per class A share (100/94.25 of $75.98)*	$80.62

Net asset value and offering price per class B share ($102,315,615 divided by 1,582,403 shares)**	$64.66

Net asset value and offering price per class C share ($60,616,012 divided by 883,357 shares)**	$68.62

Net asset value and redemption price per class M share ($55,474,494 divided by 803,849 shares)	$69.01

Offering price per class M share (100/96.50 of $69.01)*	$71.51

Net asset value, offering price and redemption price per class R share
($8,884,631 divided by 119,445 shares)	$74.38

Net asset value, offering price and redemption price per class Y share
($163,655,007 divided by 2,054,777 shares)	$79.65

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34	Multi-Cap Growth Fund

Statement of operations Six months ended 12/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $112,669)	$20,216,802

Interest (including interest income of $25,839 from investments in affiliated issuers) (Note 5)	26,333

Securities lending (Note 1)	237,352

Total investment income	20,480,487

EXPENSES

Compensation of Manager (Note 2)	9,321,229

Investor servicing fees (Note 2)	4,301,764

Custodian fees (Note 2)	26,850

Trustee compensation and expenses (Note 2)	133,498

Distribution fees (Note 2)	5,096,430

Administrative services (Note 2)	57,802

Other	742,470

Total expenses	19,680,043

Expense reduction (Note 2)	(119,119)

Net expenses	19,560,924

Net investment income	919,563

Net realized gain on investments (Notes 1 and 3)	448,236,969

Net realized gain on swap contracts (Note 1)	6,563,663

Net realized loss on foreign currency transactions (Note 1)	(66,929)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(375,804)

Net unrealized appreciation of investments and swap contracts during the period	269,250,011

Net gain on investments	723,607,910

Net increase in net assets resulting from operations	$724,527,473

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund	35

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/13*	Year ended 6/30/13

Operations:
Net investment income	$919,563	$9,477,112

Net realized gain on investments
and foreign currency transactions	454,733,703	397,115,484

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	268,874,207	183,009,366

Net increase in net assets resulting from operations	724,527,473	589,601,962

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,662,890)	(11,613,000)

Class R	(2,283)	(13,062)

Class Y	(675,953)	(781,755)

Decrease from capital share transactions (Note 4)	(145,887,904)	(381,567,170)

Total increase in net assets	570,298,443	195,626,975

NET ASSETS

Beginning of period	3,338,588,682	3,142,961,707

End of period (including undistributed net investment
income of $683,593 and $8,105,156, respectively)	$3,908,887,125	$3,338,588,682

* Unaudited

The accompanying notes are an integral part of these financial statements.

36	Multi-Cap Growth Fund

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Multi-Cap Growth Fund	37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
December 31, 2013 **	$62.31	.03	13.81	13.84	(.17)	(.17)	—	—	$75.98	22.21 *	$3,517,941	.53 *	.04 *	53 *
June 30, 2013	52.15	.19	10.20	10.39	(.23)	(.23)	—	—	62.31	19.98	3,004,507	1.08	.32	78
June 30, 2012	53.66	.10	(1.71)	(1.61)	—	—	—	.10 [f,g,m,n]	52.15	(2.81)	2,822,270	1.15	.20	57
June 30, 2011	39.22	(.06)	14.49	14.43	—	—	— [e]	.01 [j,k,l]	53.66	36.82	3,283,602	1.22	(.13)	69
June 30, 2010	35.33	(.03)	3.97	3.94	(.05)	(.05)	— [e]	—	39.22	11.15	1,835,862	1.29 [d]	(.06) [d]	71
June 30, 2009	48.18	.07	(12.92) [h]	(12.85)	—	—	— [e]	— [e,i]	35.33	(26.67) [h]	1,882,896	1.30 [d]	.19 [d]	72

Class B
December 31, 2013 **	$53.11	(.20)	11.75	11.55	—	—	—	—	$64.66	21.75 *	$102,316	.91 *	(.34) *	53 *
June 30, 2013	44.60	(.21)	8.72	8.51	—	—	—	—	53.11	19.08	93,740	1.83	(.43)	78
June 30, 2012	46.24	(.24)	(1.49)	(1.73)	—	—	—	.09 [f,g,m,n]	44.60	(3.55)	103,691	1.90	(.56)	57
June 30, 2011	34.05	(.38)	12.56	12.18	—	—	— [e]	.01 [j,k,l]	46.24	35.80	152,335	1.97	(.88)	69
June 30, 2010	30.87	(.29)	3.47	3.18	—	—	— [e]	—	34.05	10.30	110,983	2.04 [d]	(.80) [d]	71
June 30, 2009	42.40	(.19)	(11.34) [h]	(11.53)	—	—	— [e]	— [e,i]	30.87	(27.19) [h]	152,758	2.05 [d]	(.57) [d]	72

Class C
December 31, 2013 **	$56.37	(.21)	12.46	12.25	—	—	—	—	$68.62	21.73 *	$60,616	.91 *	(.34) *	53 *
June 30, 2013	47.33	(.22)	9.26	9.04	—	—	—	—	56.37	19.10	50,514	1.83	(.43)	78
June 30, 2012	49.07	(.26)	(1.57)	(1.83)	—	—	—	.09 [f,g,m,n]	47.33	(3.55)	47,333	1.90	(.55)	57
June 30, 2011	36.13	(.39)	13.32	12.93	—	—	— [e]	.01 [j,k,l]	49.07	35.81	55,393	1.97	(.88)	69
June 30, 2010	32.76	(.31)	3.68	3.37	—	—	— [e]	—	36.13	10.29	28,220	2.04 [d]	(.81) [d]	71
June 30, 2009	44.99	(.14)	(12.09) [h]	(12.23)	—	—	— [e]	— [e,i]	32.76	(27.18) [h]	29,060	2.05 [d]	(.55) [d]	72

Class M
December 31, 2013 **	$56.62	(.13)	12.52	12.39	—	—	—	—	$69.01	21.88 *	$55,474	.78 *	(.21) *	53 *
June 30, 2013	47.42	(.09)	9.29	9.20	—	—	—	—	56.62	19.40	47,819	1.58	(.18)	78
June 30, 2012	49.05	(.14)	(1.58)	(1.72)	—	—	—	.09 [f,g,m,n]	47.42	(3.32)	46,932	1.65	(.30)	57
June 30, 2011	36.02	(.28)	13.30	13.02	—	—	— [e]	.01 [j,k,l]	49.05	36.17	58,016	1.72	(.63)	69
June 30, 2010	32.58	(.21)	3.65	3.44	—	—	— [e]	—	36.02	10.56	37,163	1.79 [d]	(.56) [d]	71
June 30, 2009	44.65	(.09)	(11.98) [h]	(12.07)	—	—	— [e]	— [e,i]	32.58	(27.03) [h]	38,379	1.80 [d]	(.31) [d]	72

Class R
December 31, 2013 **	$60.96	(.06)	13.50	13.44	(.02)	(.02)	—	—	$74.38	22.05 *	$8,885	.65 *	(.09) *	53 *
June 30, 2013	51.03	.05	9.97	10.02	(.09)	(.09)	—	—	60.96	19.67	7,381	1.33	.08	78
June 30, 2012	52.64	(.02)	(1.69)	(1.71)	—	—	—	.10 [f,g,m,n]	51.03	(3.06)	7,457	1.40	(.05)	57
June 30, 2011	38.57	(.17)	14.23	14.06	—	—	— [e]	.01 [j,k,l]	52.64	36.48	6,553	1.47	(.38)	69
June 30, 2010	34.79	(.14)	3.92	3.78	—	—	— [e]	—	38.57	10.87	3,039	1.54 [d]	(.33) [d]	71
June 30, 2009	47.56	(.02)	(12.75) [h]	(12.77)	—	—	— [e]	— [e,i]	34.79	(26.85) [h]	2,026	1.55 [d]	(.06) [d]	72

Class Y
December 31, 2013 **	$65.37	.12	14.49	14.61	(.33)	(.33)	—	—	$79.65	22.37 *	$163,655	.40 *	.17 *	53 *
June 30, 2013	54.70	.35	10.69	11.04	(.37)	(.37)	—	—	65.37	20.27	134,628.83		.57	78
June 30, 2012	56.14	.24	(1.79)	(1.55)	—	—	—	.11 [f,g,m,n]	54.70	(2.56)	115,279.90		.45	57
June 30, 2011	40.93	.04	15.16	15.20	—	—	— [e]	.01 [j,k,l]	56.14	37.16	123,618.97		.14	69
June 30, 2010	36.86	.09	4.12	4.21	(.14)	(.14)	— [e]	—	40.93	11.41	110,409	1.04 [d]	.21 [d]	71
June 30, 2009	50.13	.16	(13.43) [h]	(13.27)	—	—	— [e]	— [e,i]	36.86	(26.47) [h]	249,218	1.05 [d]	.44 [d]	72

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	Multi-Cap Growth Fund	Multi-Cap Growth Fund	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	<0.01%

June 30, 2009	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on February 24, 2012.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings,  Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

h Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.30

Class B	0.26

Class C	0.28

Class M	0.28

Class R	0.29

Class Y	0.31

This payment resulted in an increase to total returns of 0.62% for the year ended June 30, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc. which amounted to less than $0.01 per share outstanding on December 21, 2010.

The accompanying notes are an integral part of these financial statements.

40	Multi-Cap Growth Fund

Financial highlights (Continued)

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to $0.01 per share outstanding on May 16, 2011.

l Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

m Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to the following amounts per share outstanding on July 21, 2011:

Per share

Class A	$0.09

Class B	0.07

Class C	0.08

Class M	0.08

Class R	0.08

Class Y	0.09

n Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, Inc. which amounted to less than $0.01 per share outstanding on August 22, 2011.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund	41

Notes to financial statements 12/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2013 through December 31, 2013.

Putnam Multi-Cap Growth Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U. S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

42	Multi-Cap Growth Fund

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Multi-Cap Growth Fund	43

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $882,235 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $810,581.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear

44	Multi-Cap Growth Fund

the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $277,061,376 and the fund received cash collateral of $282,275,550.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2013, the fund had a capital loss carryover of $448,666,623 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$158,627,819	N/A	$158,627,819	June 30, 2016

44,620,034	N/A	44,620,034	June 30, 2017

245,418,770	N/A	245,418,770	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,419,103,660, resulting in gross unrealized appreciation and depreciation of $823,401,518 and $46,329,723, respectively, or net unrealized appreciation of $777,071,795.

Multi-Cap Growth Fund	45

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In addition, beginning with February 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

46	Multi-Cap Growth Fund

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.281% of the fund’s average net assets before a decrease of $853,139 (0.024% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,871,483	Class R	9,663

Class B	116,362	Class Y	176,951

Class C	66,079	Total	$4,301,764

Class M	61,226

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,974 under the expense offset arrangements and by $117,145 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,453, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments

Multi-Cap Growth Fund	47

by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,106,620	Class M	194,920

Class B	493,775	Class R	20,505

Class C	280,610	Total	$5,096,430

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $104,443 and $1,156 from the sale of class A and class M shares, respectively, and received $35,198 and $362 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $77 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,891,354,170 and $2,076,862,778, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/13		Year ended 6/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	503,534	$34,699,169	1,283,793	$73,638,310

Shares issued in connection with
reinvestment of distributions	98,057	7,170,897	197,121	10,837,787

	601,591	41,870,066	1,480,914	84,476,097

Shares repurchased	(2,514,284)	(173,344,377)	(7,385,400)	(421,403,860)

Net decrease	(1,912,693)	$(131,474,311)	(5,904,486)	$(336,927,763)

	Six months ended 12/31/13		Year ended 6/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	55,638	$3,249,507	154,030	$7,557,627

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	55,638	3,249,507	154,030	7,557,627

Shares repurchased	(238,169)	(13,911,813)	(714,146)	(34,900,341)

Net decrease	(182,531)	$(10,662,306)	(560,116)	$(27,342,714)

48	Multi-Cap Growth Fund

	Six months ended 12/31/13		Year ended 6/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	35,517	$2,219,057	51,926	$2,710,158

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	35,517	2,219,057	51,926	2,710,158

Shares repurchased	(48,310)	(3,042,852)	(155,816)	(8,132,763)

Net decrease	(12,793)	$(823,795)	(103,890)	$(5,422,605)

	Six months ended 12/31/13		Year ended 6/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	10,086	$636,244	23,490	$1,225,636

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	10,086	636,244	23,490	1,225,636

Shares repurchased	(50,842)	(3,163,674)	(168,520)	(8,636,787)

Net decrease	(40,756)	$(2,527,430)	(145,030)	$(7,411,151)

	Six months ended 12/31/13		Year ended 6/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	9,666	$652,695	23,329	$1,315,808

Shares issued in connection with
reinvestment of distributions	32	2,283	242	13,056

	9,698	654,978	23,571	1,328,864

Shares repurchased	(11,320)	(766,707)	(48,631)	(2,688,878)

Net decrease	(1,622)	$(111,729)	(25,060)	$(1,360,014)

	Six months ended 12/31/13		Year ended 6/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	162,492	$11,869,843	310,928	$18,520,720

Shares issued in connection with
reinvestment of distributions	8,626	661,149	13,339	768,312

	171,118	12,530,992	324,267	19,289,032

Shares repurchased	(175,696)	(12,819,325)	(372,526)	(22,391,955)

Net decrease	(4,578)	$(288,333)	(48,259)	$(3,102,923)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$42,026,996	$491,653,040	$464,377,471	$25,839	$69,302,565

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Multi-Cap Growth Fund	49

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$34,600,000

OTC total return swap contracts (notional)	$43,400,000

Warrants (number of warrants)	1,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$497,012	Payables	$882,235

Equity contracts	Investments, Receivables	1,793,090	Payables	427,453

Total		$2,290,102		$1,309,688

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Foreign exchange contracts	$(43,140)	$—	$(43,140)

Equity contracts	—	6,563,663	6,563,663

Total	$(43,140)	$6,563,663	$6,520,523

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange contracts	$—	$(385,223)	$—	$(385,223)

Equity contracts	(228,868)	—	271,779	42,911

Total	$(228,868)	$(385,223)	$271,779	$(342,312)

50	Multi-Cap Growth Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Deutsche Bank AG	Goldman Sachs Bank USA	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$699,232	$—	$—	$699,232

Forward currency contracts#	497,012	—	—	—	497,012

Securities on loan**	—	—	277,061,376	—	277,061,376

Total Assets	$497,012	$699,232	$277,061,376	$—	$278,257,620

Liabilities:

OTC Total return swap contracts*#	—	427,453	—	—	427,453

Forward currency contracts#	—	—	—	882,235	882,235

Total Liabilities	$—	$427,453	$—	$882,235	$1,309,688

Total Financial and Derivative
Net Assets	$497,012	$271,779	$277,061,376	$(882,235)	$276,947,932

Total collateral received (pledged)†##	$439,498	$271,779	$277,061,376	$(810,581)	$276,962,072

Net amount	$57,514	$—	$—	$(71,654)	$(14,140)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (See Note 1 to financial statements)

##Any over-collateralization of total financial and derivative net assets is not shown.

Multi-Cap Growth Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	Multi-Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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SA013
285153 2/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014